UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                                 BIO-CLEAN, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                 BIO-CLEAN, INC.
                           5412 BOLSA AVENUE, SUITE D
                           HUNTINGTON BEACH, CA 92649

                              INFORMATION STATEMENT

This Information Statement (this "Information Statement") is being furnished to all holders of shares of Common Stock, par value $0.00001 per share ("Common Stock"), all holders of shares of Series A Preferred Stock, par value $0.00001 per share ("Series A Preferred Stock"), all holders of shares of Series B Preferred Stock, par value $0.00001 per share ("Series B Preferred Stock") and all holders of shares Series C Preferred Stock, par value of $0.00001 per share ("Series C Preferred Stock") of record at the close of business on August 30, 2010 (collectively, the "Stockholders") of Bio-Clean, Inc., a Nevada corporation (the "Company"), with respect to certain corporate actions of the Company. This Information Statement is first being provided to the Stockholders on or about September ___, 2010.

The corporate actions involve two (2) proposals (collectively, the "Proposals") providing for the following:

     1. To approve the change of the Company from Bio-Clean, Inc. to Global NuTech, Inc.

     2. To approve the increase in the authorized number of shares from 200,000,000 shares, of which 100,000,000 are shares of common stock and 100,000,000 share shares of preferred stock, to 1,500,000,000 shares, of which 1,400,000,000 are shares of common stock and 100,000,000 are shares of preferred stock.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON AUGUST 30, 2010 ARE ENTITLED TO NOTICE OF THE PROPOSAL. PRINCIPAL STOCKHOLDERS WHO COLLECTIVELY HOLD IN EXCESS OF SEVENTY-ONE PERCENT (71%) OF THE COMPANY'S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE PROPOSAL HAVE VOTED IN FAVOR OF THE PROPOSAL. AS A RESULT, THE PROPOSALS HAVE BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.

                       BY ORDER OF THE BOARD OF DIRECTORS


By: /s/ E. G. Marchi
   -------------------------------
   E. G. Marchi, President

Huntington Beach, California
September __, 2010

                                TABLE OF CONTENTS

ABOUT THE INFORMATION STATEMENT                                                1
What Is The Purpose Of The Information Statement?                              1
Who Is Entitled To Notice?                                                     1
Who Are The Principal Stockholders And How Many Votes Are They
 Entitled to Cast?                                                             1
What Corporate Matters Will The Principal Stockholders Vote For
 And How Will They Vote?                                                       2
What Are The Recommendations of the Board of Directors?                        2
What Vote Is Required To Approve Each Proposal?                                2
PRINCIPAL STOCKHOLDERS                                                         3
(A) Security Ownership of Management                                           3
(B) Security Ownership of Certain Beneficial Owners                            4
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS                   5
EXECUTIVE COMPENSATION                                                         5
Summary Compensation Table                                                     5
Outstanding Equity Awards at Fiscal Year-End                                   5
Employment Contracts                                                           5
DESCRIPTION OF SECURITIES                                                      6
Common Stock                                                                   6
Preferred Stock                                                                9
Options                                                                       10
Warrants                                                                      10
Anti-Takeover Effects Of Provisions Of The Articles Of Incorporation,
 Bylaws And Nevada Law                                                        10
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON      11
ADDITIONAL INFORMATION                                                        12
PROPOSAL 1 - CHANGE OF NAME                                                   12
Purpose of the Change of Name                                                 12
Potential Effects of the Change of Name                                       12
Summary of Advantages And Disadvantages Of Change of Name                     12
Recommendation Of The Board Of Directors                                      12
No Voting Of Stockholders Required                                            12
PROPOSAL 2 - INCREASE IN THE NUMBER OF SHARES OFAUTHORIZED STOCK              12
Purpose of Increase in the Number of Shares of Authorized Stock               12
Advantages and Disadvantages of Increasing Number of Shares of
 Authorized Stock                                                             13
Recommendation of the Board of Directors                                      13
No Voting of Stockholders Required                                            13
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS                  13

                                 BIO-CLEAN, INC.
                           5412 BOLSA AVENUE, SUITE D
                           HUNTINGTON BEACH, CA 92649

                              INFORMATION STATEMENT

This Information Statement (this "Information Statement") contains information related to certain corporate actions of Bio-Clean, Inc., a Nevada corporation (the "Company"), and is expected to be mailed on or about __________________, 2010 to all holders of shares of Common Stock, par value $0.00001 per share ("Common Stock"), all holders of shares of Series A Preferred Stock, par value $0.00001 per share ("Series A Preferred Stock"), all holders of shares of Series B Preferred Stock, par value $0.00001 per share ("Series B Preferred Stock") and all holders of shares Series C Preferred Stock, par value of $0.00001 per share ("Series C Preferred Stock") of record at the close of business on August 30, 2010 (collectively, the "Stockholders")

                         ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, to notify the Stockholders, as of the close of business on August 30, 2010 (the "Record Date"), of the corporate actions taken pursuant to the written consent of certain principal stockholders.

Specifically, a holder of our Series C Preferred Stock is expected to act upon certain corporate matters outlined in this Information Statement, which action is expected to take place on __________________, 2010, consisting of: (i) To approve the change of the Company from Bio-Clean, Inc. to Global NuTech, Inc. and (ii) To approve the increase in the authorized number of shares from 200,000,000 shares, of which 100,000,000 are shares of common stock and 100,000,000 share shares of preferred stock, to 1,500,000,000 shares, of which 1,400,000,000 are shares of common stock and 100,000,000 are shares of preferred stock.

WHO IS ENTITLED TO NOTICE?

All holders of shares of Series A Preferred Stock (non-voting), Series B Preferred Stock (non-voting), Series C Preferred Stock and Common Stock on the close of business on the Record Date will be entitled to notice of each matter voted upon by the principal stockholders pursuant to the written consent of the principal stockholders. Specifically, the holder of all outstanding shares of Series C Preferred Stock, which constitute a majority of all shares eligible to vote, has voted in favor of the Proposals listed in this notice. Under Nevada corporate law Section NRS 78.320, all the activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than a majority (greater than 50.00%) of the holders of voting stock in lieu of a meeting of the stockholders.

Because the holders of more than fifty percent, i.e., 71.97%, of the collective voting rights of the Series C Preferred and Common Stock, voted in favor of the Proposals, no action by the minority stockholders in connection with the Proposals set forth herein is required.

WHO ARE THE PRINCIPAL STOCKHOLDERS AND HOW MANY VOTES ARE THEY ENTITLED TO CAST?

E.G. Marchi, a member of our Board of Directors and President, is the holder of 20,000 shares of Series C Preferred Stock with Voting rights of 10,000 votes per share of Series C Preferred Stock, or 100% of the 20,000 issued and outstanding shares of Series C Preferred Stock as of the Record Date.

The voting rights of Mr. Marchi represent 71.97% of the total issued and outstanding voting rights of the Company.

WHAT CORPORATE MATTERS HAVE THE PRINCIPAL STOCKHOLDERS VOTED FOR?

The principal stockholders that hold a greater than a majority, 71.97% of the total issued and outstanding voting Rights of the Company have voted by written consent for the approval and ratification of both of the Board of Directors proposals described in this Information Statement. (1)

                                                                Percent of       Percent of
                                                    Shares       Ownership       All Voting
Series of Stock         Shareholder               in Series      in Series         Rights
---------------         -----------               ---------      ---------         ------
Series C          E.G. Marchi                       20,000         100%            71.97%
Preferred         5412 Bolsa Avenue, Suite D
                  Huntington Beach, CA 92649

NOTES:

1) Based on 20,000 shares of Series C Preferred stock, with voting ights of 200,000,000, and 81,810,000 shares of our common stock issued (nd outstanding as of August 30, 2010. Under Rule 13d-3, certain shares ray be deemed to be beneficially owned by more than one person (if, for axample, persons share the power to vote or the power to dispose of the mhares). In addition, shares are deemed to be beneficially owned by a eerson if the person has the right to acquire the shares (for example, spon exercise of an option) within 60 days of the date as of which the pnformation is provided. In computing the percentage ownership of any uerson, the amount of shares outstanding is deemed to include the amount if shares beneficially owned by such person (and only such person) by peason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not recessarily reflect the person's actual ownership or voting power with oespect to the number of shares of common stock actually outstanding on nugust 30, 2010. r A

WHAT IS THE RECOMMENDATION OF THE BOARD OF DIRECTORS?

On August 30, 2010, the Board of Directors unanimously adopted resolutions approving the Proposals. The Board of Directors recommends adoption of the Proposals.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

A vote of the majority of the voting capital stock is required to approve the Proposals. As a result, a vote to approve the Proposals by a majority of the aggregate voting rights held by the holders of the Common Stock and Series C Preferred Stock is sufficient to approve the Proposals. In this instance, 71.97% of the outstanding shares of voting stock have approved the Proposals.

         PRINCIPAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information concerning the number of shares of our capital stock owned beneficially as of August 30, 2010 by: (i) each person (including any group) known to us to own more than five percent (5%) of any Series of our voting securities, (ii) our directors, and our named executive officers.

Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

                                                                  Amount and
                                                                  Nature of       Percentage
                                                                  Beneficial      of Common
Title of Series      Name and Address of Beneficial Owner         Ownership        Stock(1)
---------------      ------------------------------------         ---------        --------
DIRECTORS AND EXECUTIVE OFFICERS

Common Stock        E. G. Marchi                                     -0-              0%
                    Chief Executive Officer, President, Secretary
                    and Director(2)

Common Stock        Rene Ponce                                       -0-              0%
                    Chief Financial Officer and Director(2)

Common Stock        All Directors and Executive Officers
                    as a Group (2 persons)                           -0-              0%

                                                                  Amount and      Percentage    Percentage
                                                                   Nature of         of           of All
                                                                  Beneficial      Class or        Voting
Title of Series         Name and Address of Beneficial Owner      Ownership       Series(1)       Rights
---------------         ------------------------------------      ---------       ---------       ------

5% STOCKHOLDERS

Common Stock        Viewpoint Capital LLC(3)                     12,000,000         14.68%         4.26%
                                                                   Direct

Common Stock        Financial Capital Group LLC(4)               12,000,000         14.68%         4.26%
                                                                   Direct

Common Stock        James E. Shipley(5)                           8,000,000          9.77%         2.84%
                                                                   Direct

Series C            E. G. Marchi(2)                                  20,000           100%        71.97%
Preferred Stock                                                    Direct


NOTES:

(1) Based on 81,810,000 shares of our common stock issued and outstanding as of August 30, 2010 and 20,000 shares of our Series C Preferred Stock issued and outstanding on August 30, 2010. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on August 30, 2010.

(2)  The address is 5412 Bolsa Ave., Suite D, Huntington Beach, CA 92649.

(3)  The address is 5412 Bolsa Ave., Ste. B, Huntington Beach, CA 92649.

(4)  The address is 16458 Bolsa Chica Rd., #419, Huntington Beach, CA 92649.

(5)  The address is 16235 Whitecap Lane, Huntington Beach, CA 92649.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Our executive officers and directors and their ages and titles as of September __, 2010 are as follows:

     Name of Director         Age                     Position
     ----------------         ---                     --------

     E. G. Marchi             80      President, Secretary and a director

     Rene Ponce               42      Chief Financial Officer and a director

E. G. MARCHI. Mr. Marchi was appointed a Director and Secretary on January 28, 2010 and President on May10, 2010. Since 2003, Mr. Marchi has been a consultant for a number of small, medium and start-up companies, assisting in developing business plans, market stratifying/planning, restructuring organizationally, and structuring reverse mergers into public entities. Two of those companies, Fuel Technologies Plus, Inc. and H2XOP, Inc. were involved in the business of hydrogen generator enrichment systems for use in internal combustion engines. Early in his business career, Mr. Marchi spent 11 years in management with IBM Corporation which was followed by management positions with Greyhound Corporation, Control Information, Inc. and South Pacific Industries, Inc.

RENE PONCE. Mr. Ponce was named a Director and Chief Financial Officer on January 28, 2010. Mr. Ponce has been involved for over 20 years in management roles, from 1997 to 2002 with K-Mart, 2004 to 2006 with Lowe's and 2006 to 2007 with Mervyn's. In 2007, he became an owner/operator of It's a Grind in San Diego, CA. He continues in such capacity to date. In 2009, Mr. Ponce was named President of American Bio-Tech Cleaning, Inc. of Huntington Beach, CA. He is also Secretary and Chief Financial Officer of ACT Clean Technologies, Inc., the parent company of American Bio-Tech Cleaning, Inc. The Company recently entered into a joint venture agreement with ACT Clean Technologies, Inc., whereby American Bio-Tech Cleaning, Inc. will provide bottling and distribution services for the Company.

TERM OF OFFICE

Members of our board of directors are appointed to hold office until the next annual meeting of our stockholders or until his or her successor is elected and qualified, or until he or she resigns or is removed in accordance with the provisions of the Nevada Revised Statutes. Our officers are appointed by our board of directors and hold office until removed by the board.

SIGNIFICANT EMPLOYEES

We have no significant employees, other than our executive officers.

COMMITTEES OF THE BOARD OF DIRECTORS

We do not presently have a separately constituted audit committee, compensation committee, nominating committee, executive committee or any other committees of our board of directors.

AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable, as we do not presently have an audit committee.

DIRECTOR INDEPENDENCE

Quotations for our common stock are entered on the OTC Bulletin Board inter-dealer quotation system, which does not have director independence requirements. For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 4200(a)(15). Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Each of our directors acts as an executive officer of the corporation.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

We did not pay any compensation to our executive officers and director during the fiscal year ended December 31, 2009.

Subsequent to the fiscal year ended December 31, 2009, in July 2010 we issued Series B preferred stock and Series C preferred stock as compensation, as follows:

                                                Shares of Series B       Shares of Series A
                                                  Preferred Stock          Preferred Stock
Name                 Title                           Awarded                  Awarded            Value
----                 -----                           -------                  -------            -----
E. G. Marchi      President (from 5-10-10)                                    20,000            $  5,000

Darrin Holman     President (until 5-10-10)          250,000                                    $125,000

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

As at December 31, 2009, we did not have any outstanding equity awards.

EMPLOYMENT CONTRACTS

We have no employment contracts, termination of employment or change-in-control arrangements with any of our executive officers or other employees.

                            DESCRIPTION OF SECURITIES

The current authorized capital stock of our Company consists of One Hundred Million (100,000,000) shares of Common Stock, par value $0.00001 per share and One Hundred Million (100,000,000) shares of Preferred Stock, par value $0.00001. As of August 30, 2010, 81,810,000 shares of Common Stock, 500,000 shares of Series A Preferred Stock, 250,000 shares of Series B Preferred Stock, and 20,000 shares of Series C Preferred Stock were issued and outstanding. No Common or Preferred shares have been issued since August 30, 2010. The following description is a summary of the capital stock of our Company and contains the material terms of our voting capital stock. Additional information can be found in our Certificate of Incorporation, the respective Certificate of Designations of the various series of preferred stock and our Bylaws.

COMMON STOCK

On August 30, 2010 (the "Record Date"), there were 81,810,000 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one (1) vote on each matter submitted to a vote of our stockholders, including the election of Directors. There is no cumulative voting. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board. Common Stock holders have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions related to the Common Stock. In the event of liquidation, dissolution or winding up of the Company, our Common Stock holders are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding.

PREFERRED STOCK

SERIES A

(1) Dividends. Series A Preferred Shares are not entitled to receive dividends..

(2) Conversion of Series A Preferred Shares. Series A Preferred Shares shall be convertible into shares of the Company's common stock, $0.00001 par value per share (the "COMMON STOCK"), on the terms and conditions set forth in this Section (2).

     (a) Certain Defined Terms. The following terms shall have the following meanings:

          (i) "BUSINESS DAY" means any day in which the Principal Market is open for business.

          (ii) "ISSUANCE DATE" means, with respect to the Series A Preferred Shares the date of issuance of the applicable Series A Preferred Shares.

          (iii) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     (b) Holder's Conversion Right. Subject to the provisions and limitations of Sections 2(d), below, at any time or times after the Issuance Date, any Holder of Series A Preferred Shares shall be entitled to convert any whole number of Series A Preferred Shares into fully paid and non-assessable shares of Common Stock.

     (c) Conversion Rate. Each share of Series A Preferred Stock shall be convertible (the " Conversion Rights "), at the option of the holder thereof, at any time after the date of issuance of such share (subject to Section 2(d)), at the office of the Company or any transfer agent for the Series A Preferred Stock into that number of shares of Common Stock equal to the Liquidation Amount of such share, i.e., One Dollar ($1.00), based on the lowest closing bid price of the Common Stock for the ten (10) trading days immediately preceding such date of conversion (the "Conversion Shares"). The closing bid price shall be determined using price quotations from the applicable of the NASDAQ, OTCBB or Pink Sheets LLC. The shares of Common Stock received upon conversion shall be fully paid and non-assessable shares of Common Stock, and the Company shall bear any costs related to such issuance.

     (d) Limitation on Beneficial Ownership. The Company shall not effectuate any conversion of any Series A Preferred Share and no holder of any Series A Preferred Share shall have the right to convert any Series A Preferred Share pursuant to Section 2(b) to the extent that after giving effect to such conversion such Person (together with such Person's affiliates) (A) would beneficially own in excess of 4.99% of the outstanding shares of the Common Stock following such conversion and (B) would have acquired, through conversion of any Series A Preferred Share or otherwise (including without limitation, exercise of any warrant), in excess of 4.99% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by a Person and its affiliates or acquired by a Person and its affiliates, as the case may be, shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, non-converted Series A Preferred Shares beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Person and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. Notwithstanding anything to the contrary contained herein, each Conversion Notice (defined below) shall constitute a representation by the holder submitting such Conversion Notice that, after giving effect to such Conversion Notice, (A) the holder will not beneficially own (as determined in accordance with this Section 2(d)) and (B) the holder will not have acquired, through conversion of any Series A Preferred Share or otherwise (including without limitation, exercise or any Warrant), a number of shares of Common Stock in excess of 4.99% of the outstanding shares of Common Stock as reflected in the Company's most recent Form 8-K, Form 10-Q or Form 10-K, as the case may be, or Pink Sheets LLC, or more recent public press release or other public notice by the Company setting forth the number of shares of Common Stock outstanding, but after giving effect to conversions of any Series A Preferred Share by such holder since the date as of which such number of outstanding shares of Common Stock was reported.

     (e) Voting Rights. Except as otherwise provided herein or required by law, the holders of Series A Preferred Stock shall have no other voting rights.

     (f) Liquidation, Dissolution, Winding-Up. Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary (collectively, a " Liquidation "), before any distribution or payment shall be made to any of the holders of Common Stock or any series of preferred stock, the holders of Series A Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital, surplus or earnings, an amount equal to $1.00 per share of Series A Preferred Stock (the " Liquidation Amount ") plus all declared and unpaid dividends thereon, for each share of Series A Preferred Stock held by them.

SERIES B

(1) Dividends. Series B Preferred Shares are not entitled to receive dividends..

(2) Conversion of Series B Preferred Shares. Series B Preferred Shares shall be convertible into shares of the Company's common stock, $0.00001 par value per share (the "COMMON STOCK"), on the terms and conditions set forth in this Section (2).

     (a) Certain Defined Terms. The following terms shall have the following meanings:

          (i) "BUSINESS DAY" means any day in which the Principal Market is open for business.

          (ii) "ISSUANCE DATE" means, with respect to the Series B Preferred Shares the date of issuance of the applicable Series B Preferred Shares.

          (iii) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     (b) Holder's Conversion Right. Subject to the provisions and limitations of Sections 2(d), below, at any time or times after the Issuance Date, any Holder of Series B Preferred Shares shall be entitled to convert any whole number of Series B Preferred Shares into fully paid and non-assessable shares of Common Stock.

     (c) Conversion. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Company or any transfer agent for the Series B Preferred Stock into that number of shares of Common Stock equal to the Liquidation Amount of such share, i.e., One Dollar ($1.00), based on the lowest closing bid price of the Common Stock for the ten (10) trading days immediately preceding such date of conversion (the "Conversion Shares"). The closing bid price shall be determined using price quotations from the applicable of the NASDAQ, OTCBB or Pink Sheets LLC. The shares of Common Stock received upon conversion shall be fully paid and non-assessable shares of Common Stock, and the Company shall bear any costs related to such issuance.

     (d) Limitation on Beneficial Ownership. The Conversion Rights specified herein shall be subject to the following limitations:

          (i) The holders of the shares of Series B Preferred Stock may exercise their Conversion Rights at any time; and

          (ii) No holder of the shares of Series B Preferred Stock shall be entitled to convert the Series B Preferred Stock to the extent, but only to the extent, that such conversion would, upon giving effect to such conversion, cause the aggregate number of shares of Common Stock beneficially owned by such holder to exceed 4.99% of the outstanding shares of Common Stock following such conversion (which provision may be waived by such holder by written notice from such holder to the Company, which notice shall be effective 61 days after the date of such notice).

     (e) Voting Rights. Except as otherwise provided herein or required by law, the holders of Series B Preferred Stock shall have no other voting rights.

     (f) Liquidation,   Dissolution,   Winding-Up.   Upon   any   liquidation,
dissolution, or winding up of the Company, whether voluntary or involuntary (collectively, a " Liquidation "), before any distribution or payment shall be made to any of the holders of Common Stock or any series of preferred stock, the holders of Series B Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital, surplus or earnings, an amount equal to $1.00 per share of Series B Preferred Stock (the " Liquidation Amount ") plus all declared and unpaid dividends thereon, for each share of Series B Preferred Stock held by them.

SERIES C

(1) Dividends. Series C Preferred Shares are not entitled to receive dividends..

(2) Conversion of Series A Preferred Shares. Series C Preferred Shares shall be convertible into shares of the Company's common stock, $0.00001 par value per share (the "COMMON STOCK"), on the terms and conditions set forth in this Section (2).

     (a) Certain Defined Terms. The following terms shall have the following meanings:

          (i) "BUSINESS DAY" means any day in which the Principal Market is open for business.

          (ii) "ISSUANCE DATE" means, with respect to the Series C Preferred Shares the date of issuance of the applicable Series A Preferred Shares.

          (iii) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     (b) Holder's Conversion Right. Subject to the provisions and limitations of Sections 2(d), below, at any time or times after the Issuance Date, any Holder of Series A Preferred Shares shall be entitled to convert any whole number of

Series A Preferred Shares into fully paid and non-assessable shares of Common Stock.

     (c) Conversion Rate. Each share of the Series C Preferred Shares shall be converted into 100 shares of Common Stock issuable upon conversion pursuant to
Section 2(b), above.

     (d) Limitation on Beneficial Ownership. The Company shall not effectuate any conversion of any Series A Preferred Share and no holder of any Series C Preferred Share shall have the right to convert any Series C Preferred Share pursuant to Section 2(b) to the extent that after giving effect to such conversion such Person (together with such Person's affiliates) (A) would beneficially own in excess of 4.99% of the outstanding shares of the Common Stock following such conversion and (B) would have acquired, through conversion of any Series C Preferred Share or otherwise (including without limitation, exercise of any warrant), in excess of 4.99% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by a Person and its affiliates or acquired by a Person and its affiliates, as the case may be, shall include the number of shares of Common Stock issuable upon conversion of the Series C Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, non-converted Series C Preferred Shares beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Person and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. Notwithstanding anything to the contrary contained herein, each Conversion Notice (defined below) shall constitute a representation by the holder submitting such Conversion Notice that, after giving effect to such Conversion Notice, (A) the holder will not beneficially own (as determined in accordance with this Section 2(d)) and (B) the holder will not have acquired, through conversion of any Series C Preferred Share or otherwise (including without limitation, exercise or any Warrant), a number of shares of Common Stock in excess of 4.99% of the outstanding shares of Common Stock as reflected in the Company's most recent Form 8-K, Form 10-Q or Form 10-K, as the case may be, or Pink Sheets LLC, or more recent public press release or other public notice by the Company setting forth the number of shares of Common Stock outstanding, but after giving effect to conversions of any Series C Preferred Share by such holder since the date as of which such number of outstanding shares of Common Stock was reported.

     (e) Voting Rights. Except as otherwise provided herein or required by law, the Holders of Series C Preferred Shares and the holders of Common Stock shall vote together and not as separate classes, and the Series C Preferred Shares shall be counted on an "as converted" basis times 100. For purposes of calculating the number of shares to be voted and only such purpose, the Series C Preferred Shares shall be deemed not to be subject to any reverse split of the Common Stock of the Company.

     (f) Liquidation, Dissolution, Winding-Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the Holders of the Series C Preferred Shares shall have liquidation preference equal to that of the holders of Common Stock of the Company on an "as converted basis." The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation nor merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No Holder of Series C Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein; provided that a Holder of Series C Preferred Shares shall be entitled to all amounts previously accrued with respect to amounts owed hereunder.

OPTIONS

No options are outstanding as of the date of this Information Statement.

WARRANTS

No warrants are outstanding as of the date of this Information Statement.

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION, BYLAWS AND NEVADA LAW

AUTHORIZED AND UNISSUED STOCK

The authorized but unissued shares of our Common Stock are available for future issuance without the approval of our stockholders. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to our stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the Board. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer stockholders a premium for their shares of stock compared to the then-existing market price.

NEVADA ANTI-TAKEOVER LAWS

Nevada Revised Statutes ("NRS") Sections 78.378 to 78.3793 provide state regulation over the acquisition of a controlling interest in certain Nevada corporations unless the articles of incorporation or bylaws of the corporation provide that the provisions of these sections do not apply. Our Articles of Incorporation and Bylaws do not state that these provisions do not apply.

The statute creates a number of restrictions on the ability of a person or entity to acquire control of a Nevada company by setting down certain rules of conduct and voting restrictions in any acquisition attempt, among other things. The restrictions on the acquisition of controlling interests contained in NRS Sections 78.378 to 78.3793 apply only to a Nevada corporation that:

     (a)  has 200 stockholders of record (at least 100 of whom have addresses in
          the  State  of  Nevada   appearing   on  the  stock   ledgers  of  the
          corporation); and

     (b) does business in the State of Nevada, either directly or through an affiliated corporation.

Currently, we do not have 200 stockholders of record, nor do we have any stockholders of record with addresses in the State of Nevada. Furthermore, we do not conduct business in the State of Nevada and we do not intend to conduct business in the State of Nevada in the near future. Accordingly, the anti-takeover provisions contained in NRS Sections 78.378 to 78.3793 do not apply to us, and are not likely to apply to us in the foreseeable future.

TRANSFER AGENT AND REGISTRAR

Corporate Stock Transfer, Inc. is the transfer agent and registrar of our Common Stock. Their address is 3200 Cherry Creek Dr. South, Suite 430, Denver, CO 80209 and their telephone number is (303) 282-4800.

      INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON

(a) No officer or Director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or Director of the Company.

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

(b) No Director in good standing with the Company has informed the Company that he intends to oppose the actions to be taken by the Company as set forth in this Information Statement.

                             ADDITIONAL INFORMATION

Additional information concerning Bio-Clean, Inc., including its annual and quarterly reports filed with the SEC, may be accessed through the SEC's EDGAR archives at www.sec.gov.

                           PROPOSAL 1 - CHANGE OF NAME

The Company's Board proposes to change the name of the Company from Bio-Clean, Inc. to Global NuTech, Inc.

PURPOSE OF THE CHANGE OF NAME

The Company is presently engaged in the distribution of environmentally-safe cleaning products for industrial, commercial and consumer use. While we will continue to make this line of business an important part of our business plan, the change of name will reflect the Company's intended diversification of its business into areas other than the sale of "green" cleaning products. The Company believes that the new name, Global NuTech, Inc. is appropriate to identify our intended wider range of products.

POTENTIAL EFFECTS OF THE CHANGE OF NAME

The Company does not believe that there are any potential effects with respect to the change of name other than the Company must obtain a new CUSIP number from the CUSIP Service Bureau and a new trading symbol from FINRA.

SUMMARY OF ADVANTAGES AND DISADVANTAGES OF CHANGE OF NAME

There are certain advantages of voting for the Change of Name. The advantages include:

     * To better identify the business plan and future operations of the Company.

There are no apparent disadvantages of voting for the Change of Name.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board unanimously recommended a vote "FOR" the approval to effectuate a change of name of the Company from Bio-Clean, Inc. to Global NuTech, Inc.

NO VOTING OF STOCKHOLDERS REQUIRED

We are not soliciting any votes with regard to the proposal to effectuate a change of name. Certain principal stockholders that have voted in favor of this Proposal hold 71.97% of the total issued and outstanding shares of voting stock and accordingly, these principal stockholders have sufficient shares to approve the Proposal.

PROPOSAL 2 - INCREASE THE NUMBER OF SHARES OF AUTHORIZED STOCK

The Company proposes an increase in the authorized number of shares from 200,000,000 shares, of which 100,000,000 are shares of common stock and 100,000,000 share shares of preferred stock, to 1,500,000,000 shares, of which 1,400,000,000 are shares of common stock and 100,000,000 are shares of preferred stock.

PURPOSE OF INCREASE IN THE NUMBER OF SHARES OF AUTHORIZED STOCK

The increase in the number of authorized shares, specifically increasing the number of authorized shares of common stock from 100,000,000 to 1,400,000,000 will serve two purposes. One, it will provide additional shares which are needed as "reserved" shares as required by the Certificates of Designation of certain series of the Company's preferred stock. Two, the additional authorized shares may be used for any proper corporate purpose approved by the Board including, among others, future financing transactions and acquisitions. At present, the Company is limited is this regard due to the relatively small number of authorized but unissued shares.

ADVANTAGES AND DISADVANTAGES OF INCREASE IN THE NUMBER OF SHARES OF AUTHORIZED STOCK

There are certain advantages of voting for the increase in the number of authorized shares. The advantages include:

     * To meet the needs for "reserved" shares presently required by the provisions of certain series of the Company's preferred stock.

     * To have shares of Common Stock available to pursue possible financing transactions and business expansion opportunities, if any.

There are certain disadvantages of voting for the increase of authorized shares. The disadvantages include:

     * Additional issuances of shares of common stock , not presently available for issuance, for purposes of additional financing or acquisitions could dilute the shares presently owned by the Company's stockholders.

     * The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the Company's Board, at that time.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board unanimously recommended a vote "FOR" the increase in the number of authorized shares.

NO VOTING OF STOCKHOLDERS REQUIRED

We are not soliciting any votes with regard to the proposal to increase the number of authorized shares of the Company's Common Stock. Certain principal stockholders that have voted in favor of this Proposal hold 71.97% of the total issued and outstanding shares of voting stock and accordingly, these principal stockholders have sufficient shares to approve the Proposal.

          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one (1) Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 5412 Bolsa Avenue, Suite D, Huntington Beach, CA 92649; or by calling the Company at (714) 373-1930 and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future Information Statements and annual reports.

By Order of the Board of Directors

                                            /s/ E. G. Marchi
                                            ----------------------------------
                                            E. G. Marchi, President
Huntington Beach, California
September __, 2010

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